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[LOGO] METLIFE(R)             Contract Number (if assigned)
                                                           ---------------------

APPLICATION FOR VARIABLE ANNUITY                                                                          PREFERENCE PREMIER(R)
-------------------------------------------------------------------------------------------------------------------------------
METROPOLITAN LIFE INSURANCE COMPANY . [200 Park Avenue, New York, NY 10166-0188]

SECTION I - OWNER(S) [GRAPHIC] The Individual Owner will be the Annuitant unless Section II - Annuitant is completed.
-------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC] For each Owner that is a Non-US Citizen or a Non-US Permanent Legal Resident, complete the VA NON US SUPPLEMENT form.
-------------------------------------------------------------------------------------------------------------------------------
[_] INDIVIDUAL OWNER - First Name                  Middle Name                          Last Name

    ---------------------------------------------  -----------------------------------  ---------------------------------------
    Permanent Street Address                              City                             State              Zip

    ----------------------------------------------------  -------------------------------  -----------------  -----------------
    Sex: [_] Male     Date of Birth                Social Security Number                  Primary Phone Number
         [_] Female
                      -----------------------------  -----------------------------------   ------------------------------------
    E-Mail Address

    ---------------------------------------------------------------------------------------------------------------------------
    Form of ID: [_] U.S. Driver's License  [_] Passport    Country of Legal Residence         Country of Citizenship
                [_] Government Issued Photo ID
                                                           ---------------------------------  ---------------------------------
    Issuer of ID                  ID Number                     ID Issue Date (if any)            ID Expiration Date

    ----------------------------  ----------------------------  --------------------------------  -----------------------------
    Name of Employer                                            Position/Title

    ----------------------------------------------------------  ---------------------------------------------------------------
    Employer Street Address                                  Employer City                   State              Zip

    -------------------------------------------------------  ------------------------------  -----------------  ---------------
    Are you or an immediate family member associated with a FINRA member firm? [_] Yes [_] No
-------------------------------------------------------------------------------------------------------------------------------
[_] TRUST - Trust Name                                       Date of Trust                      Tax ID Number

    -------------------------------------------------------  ---------------------------------  -------------------------------
    Trustee Permanent Address                                City                            State              Zip

    -------------------------------------------------------  ------------------------------  -----------------  ---------------
    [GRAPHIC] If Owner is TRUST complete      Primary Phone Number               E-Mail Address
              Trustee Certification form.
                                              --------------------------------   ----------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
    JOINT OWNER - First Name                       Middle Name                          Last Name

    ---------------------------------------------  -----------------------------------  ---------------------------------------
    [_] Permanent Street Address same as Owner
        Permanent Street Address                             City                            State              Zip

    -------------------------------------------------------  ------------------------------  -----------------  ---------------
    Sex: [_] Male     Date of Birth                Social Security Number                  Primary Phone Number
         [_] Female
                      -----------------------------  -----------------------------------   ------------------------------------

    E-Mail Address                                                Relationship to Owner

    ------------------------------------------------------------  -------------------------------------------------------------
    Form of ID: [_] U.S. Driver's License  [_] Passport    Country of Legal Residence         Country of Citizenship
                [_] Government Issued Photo ID
                                                           ---------------------------------  ---------------------------------
    Issuer of ID                  ID Number                     ID Issue Date (if any)            ID Expiration Date

    ----------------------------  ----------------------------  --------------------------------  -----------------------------
    Name of Employer                                            Position/Title

    ----------------------------------------------------------  ---------------------------------------------------------------
    Employer Street Address                                  Employer City                   State              Zip

    -------------------------------------------------------  ------------------------------  -----------------  ---------------
    Are you or an immediate family member associated with a FINRA member firm? [_] Yes [_] No
    ---------------------------------------------------------------------------------------------------------------------------

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PPS-APP-5-11-NY                                              Page 1                                           MPP-NY (05/11) eF
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
SECTION II - ANNUITANT              [GRAPHIC] For all IRA Tax Market selections, the Annuitant must be the Owner.
-------------------------------------------------------------------------------------------------------------------------------
First Name                                     Middle Name                            Last Name

---------------------------------------------  -------------------------------------  -----------------------------------------
Permanent Street Address:   [_] Same as Owner   [_] Same as Joint Owner
Permanent Street Address                                 City                              State               Zip

-------------------------------------------------------  --------------------------------  ------------------  ----------------
Social Security Number          Date of Birth            Sex: [_] Male          Relationship to Owner(s)
                                                              [_] Female
------------------------------  -----------------------                         -----------------------------------------------

SECTION III - BENEFICIARY / BENEFICIARIES
-------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC] If there are Joint Owners, the surviving Owner is the Primary Beneficiary and the beneficiaries listed below will be considered contingent beneficiaries.
[_]       Check here if the surviving Owner should NOT be considered the Primary Beneficiary upon either Owner' death.

---------------------------------------------------------------------------------------------------------------------------
 Beneficiary                                                 Date of Birth  Relationship       Social Security  Percentage
     Type                Name (First, Middle, Last)          (mm/dd/yyyy)     to Owner    Sex       Number      of Proceeds
--------------  -------------------------------------------  -------------  ------------  ---  ---------------  -----------
  Primary
                First             Middle        Last
--------------  -------------------------------------------  -------------  ------------  ---  ---------------  -----------
[_] Primary
[_] Contingent  First             Middle        Last
--------------  -------------------------------------------  -------------  ------------  ---  ---------------  -----------
[_] Primary
[_] Contingent  First             Middle        Last
--------------  -------------------------------------------  -------------  ------------  ---  ---------------  -----------
[_] Primary
[_] Contingent  First             Middle        Last
---------------------------------------------------------------------------------------------------------------------------

SECTION IV - CONTRACT APPLIED FOR   [GRAPHIC] Subject to current availability.
-------------------------------------------------------------------------------------------------------------------------------
Class Selection                                                  Tax Market
-------------------------------------------------------------------------------------------------------------------------------
[_] B Class           [_] R Class           [_] B Plus Class     [[_] Non-Qualified    [_] Traditional IRA         [_] Roth IRA
[_] L Class           [_] C Class                                 [_]  Decedent IRA    [_] Non-Qualified Decedent]

[GRAPHIC] If B Plus is chosen, provide the Bonus                 [GRAPHIC] If Non-Qualified Decedent or Decedent IRA is chosen,
          Disclosure Form.                                                 complete appropriate Inherited Election Form.

-------------------------------------------------------------------------------------------------------------------------------
Optional Riders (Available at time of application only. There are additional charges for Optional Riders listed below.)
-------------------------------------------------------------------------------------------------------------------------------
LIVING BENEFIT RIDERS (MAXIMUM ONE)                                      DEATH BENEFIT RIDERS
                                                                         If no selection is made, the Standard Death Benefit
[GUARANTEED MINIMUM INCOME BENEFITS (GMIB)                               will be provided at no additional charge.
  [_] GMIB Max                                                           [[_] Annual Step Up Death Benefit]
  [_] GMIB Plus

GUARANTEED WITHDRAWAL BENEFIT
  [_] GWB

LIFETIME GUARANTEED WITHDRAWAL BENEFIT
  [_] Single Life - MetLife Lifetime Withdrawal Guarantee(SM) (LWG) (2008)
  [_] Joint Life -MetLife Lifetime Withdrawal Guarantee(SM) (LWG) (2008)]

[GRAPHIC] GWB is the only living benefit rider available to Decedent IRAs.
          No living benefit riders are available with Non-Qualified Decedent.

-------------------------------------------------------------------------------------------------------------------------------
PPS-APP-5-11-NY                                              Page 2                                           MPP-NY (05/11) eF
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
SECTION V - EXISTING INSURANCE AND ANNUITIES/REPLACEMENT
-------------------------------------------------------------------------------------------------------------------------------
(A) DO YOU HAVE ANY EXISTING INDIVIDUAL LIFE INSURANCE OR ANNUITY CONTRACTS?                                 [_] Yes [_] No

(B) WILL THE ANNUITY APPLIED FOR REPLACE OR CHANGE ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS? [_] Yes [_] No

[GRAPHIC] Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

[GRAPHIC] If YES TO EITHER, ensure that any applicable disclosure and replacement forms are attached.

SECTION VI - PAYMENT INFORMATION [GRAPHIC] For new drafts, complete the Electronic Payment Account Agreement form.
-------------------------------------------------------------------------------------------------------------------------------
SOURCE OF FUNDS: Enter the appropriate letter from the sources listed below in the Details box of the Payment Chart.

[GRAPHIC] If Money Market Account was funded with Mutual Funds within last six months, select Mutual Fund as source.
[(A) Annuity (including 403(b))              (F) Life Insurance                      (K) Real Estate
 (B)  Bonds                                  (G) Loan                                (L) Savings
 (C)  Certificate of Deposit                 (H) Money Market Account                (M) Stocks
 (D)  Discretionary Income (Salary/Bonus)    (I) Mutual Fund (including 403(b)(7))   (N) Other]
 (E)  Endowment                              (J) Pension Assets

-------------------------------------------------------------------------------------------------------------------------------
TAX MARKET OF FUNDS: Enter the appropriate number from the tax markets listed below in the Details box of the Payment Chart.
-------------------------------------------------------------------------------------------------------------------------------
[(1) Qualified Plan (401(a), 401(k), Keogh, Pension Plan, etc.)  (3) Roth IRA     (5) 403(a), 403(b), 403(b)(7)
 (2) Traditional IRA, SEP IRA, SAR-SEP IRA                       (4) SIMPLE IRA   (6) Non-Qualified]
-------------------------------------------------------------------------------------------------------------------------------
#     Payment Type           Delivery Method                                          Details
-------------------------------------------------------------------------------------------------------------------------------
1  [_] Transfer       [_] Payment with Application   AMOUNT                                 SOURCE OF FUNDS
   [_] Rollover       [_] Transfer with Application        -------------------------------                 -------------------
   [_] 1035 Exchange  [_] Electronic Payment         SOURCE (IF OTHER)                      TAX MARKET OF FUNDS
   [_] Contribution                                                   --------------------                     ---------------
                                                     IF SOURCE IS ENDOWMENT: Maturity Date
                                                                                          ------------------------------------
                                                     FOR IRA CONTRIBUTIONS: Tax Year
                                                                                    ------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
2  [_] Transfer       [_] Payment with Application   AMOUNT                                 SOURCE OF FUNDS
   [_] Rollover       [_] Transfer with Application        -------------------------------                 -------------------
   [_] 1035 Exchange  [_] Electronic Payment         SOURCE (IF OTHER)                      TAX MARKET OF FUNDS
   [_] Contribution                                                   --------------------                     ---------------
                                                     IF SOURCE IS ENDOWMENT: Maturity Date
                                                                                          ------------------------------------
                                                     FOR IRA CONTRIBUTIONS: Tax Year
                                                                                    ------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
3  [_] Transfer       [_] Payment with Application   AMOUNT                                 SOURCE OF FUNDS
   [_] Rollover       [_] Transfer with Application        -------------------------------                 -------------------
   [_] 1035 Exchange  [_] Electronic Payment         SOURCE (IF OTHER)                      TAX MARKET OF FUNDS
   [_] Contribution                                                   --------------------                     ---------------
                                                     IF SOURCE IS ENDOWMENT: Maturity Date
                                                                                          ------------------------------------
                                                     FOR IRA CONTRIBUTIONS: Tax Year
                                                                                    ------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
4  [_] Transfer       [_] Payment with Application   AMOUNT                                 SOURCE OF FUNDS
   [_] Rollover       [_] Transfer with Application        -------------------------------                 -------------------
   [_] 1035 Exchange  [_] Electronic Payment         SOURCE (IF OTHER)                      TAX MARKET OF FUNDS
   [_] Contribution                                                   --------------------                     ---------------
                                                     IF SOURCE IS ENDOWMENT: Maturity Date
                                                                                          ------------------------------------
                                                     FOR IRA CONTRIBUTIONS: Tax Year
                                                                                    ------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
PPS-APP-5-11-NY                                              Page 3                                           MPP-NY (05/11) eF
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SECTION VII - CERTIFICATION AND SIGNATURES
--------------------------------------------------------------------------------
STATEMENT OF OWNER(S): I/WE

.. hereby represent my/our answers to the above questions to be correct and true to the best of my/our knowledge and belief.

.. have received the current prospectus for the Preference Premier(R)and all required underlying fund prospectuses.

.. understand that there is no additional tax benefit obtained by funding an IRA with a variable annuity.

.. acknowledge that MetLife does not provide legal or tax advice and does not guarantee the intended tax treatment of the annuity or any riders thereto.
   I/We have been informed about the tax uncertainties stated above or elsewhere in this application, and it has also been recommended to me/us that I/we consult my/our own tax advisor or tax attorney prior to the purchase of the annuity or any riders thereto.

.. understand that I/we should notify Metropolitan Life Insurance Company if any information contained in this application should change.

.. certify that the Class Selection and Optional Rider(s) meet(s) the needs of my/our current investment objectives and risk tolerance.

--------------------------------------------------------------------------------
Under penalties of perjury, I, the Owner, certify that:

.. The number shown in this application is my correct taxpayer identification number, and I am not subject to backup withholding because

   (a) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends

       OR

   (b) the IRS has notified me that I am not subject to backup withholding.
       (IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO
       BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING INTEREST OR DIVIDENDS ON
       YOUR TAX RETURN, YOU MUST CROSS OUT AND INITIAL THIS ITEM.)

..  I am a U.S. citizen or a U.S. resident alien for tax purposes.
   (IF YOU ARE NOT A U.S. CITIZEN OR A U.S. RESIDENT ALIEN FOR TAX PURPOSES,
   PLEASE CROSS OUT THIS CERTIFICATION AND COMPLETE FORM W-8BEN).

[GRAPHIC] The IRS does not require your consent to any provision of this document other than certifications required to avoid backup withholding.
--------------------------------------------------------------------------------

          CITY & STATE WHERE THE APPLICATION IS SIGNED

          ----------------------------------------------------------------------

          OWNER SIGNATURE                                Date

[GRAPHIC]
          ---------------------------------------------  -----------------------

          JOINT OWNER SIGNATURE                          Date

[GRAPHIC]
          ---------------------------------------------  -----------------------

          ANNUITANT SIGNATURE                            Date

[GRAPHIC]
          ---------------------------------------------  -----------------------

STATEMENT OF PRODUCER

All answers are correct to the best of my knowledge. I have delivered a current
Preference Premier(R) variable annuity prospectus and all required underlying fund prospectuses and reviewed the financial situation of the Proposed Owner as disclosed, and believe that a multifunded annuity contract would be suitable. I am properly FINRA registered and licensed in the state where the Proposed Owner signed this application.

Does the Owner have existing life insurance policies or annuity
contracts?                                                        [_] Yes [_] No

Do you have reason to believe that the replacement or change of any existing life insurance policies and annuity contracts may
be involved?                                                      [_] Yes [_] No

          PRODUCER SIGNATURE                             Date

[GRAPHIC]
          ---------------------------------------------  -----------------------

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
          Printed Producer Name                                State License Number     Phone Number

          First            Middle Name       Last
          ---------------- ----------------  ----------------  -----------------------  --------------------------

-------------------------------------------------------------------------------------------------------------------------------
PPS-APP-5-11-NY                                              Page 4                                           MPP-NY (05/11) eF
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